Convertible Notes	6 Months Ended
Jun. 30, 2026
Convertible Notes [Abstract]
CONVERTIBLE NOTES

12. CONVERTIBLE NOTES

On December 10, 2025, the Company entered into a securities purchase agreement (the “SPA”) with JAK Mobility Ventures II LLC (“JAK”, “the investor”), under which the Company may issue, and JAK may purchase, convertible notes (the “Notes”) in an aggregate principal amount of up to US$80 million, in multiple closings, subject to certain conditions set forth in the SPA.

As of June 30, 2026, the Company had issued Notes with an aggregate principal amount of US$12.0 million, consisting of (i) an Initial Note with a principal amount of US$8.5 million issued on December 10, 2025, (ii) a Second Note with a principal amount of US$1.5 million issued on May 14, 2026, and (iii) a Third Note with a principal amount of US$2.0 million issued on June 5, 2026.

After giving effect to the applicable original issue discounts and transaction costs, the Company received net proceeds of approximately US$7.1 million, US$1.3 million, and US$1.6 million from the Initial Note, Second Note, and Third Note, respectively.

All Notes issued under the SPA contain substantially identical terms and conditions. The Notes mature two years after issuance, bear no interest, and rank pari passu with all other Notes. Upon an Event of Default, the Notes accrue interest at 14% per annum. The Notes are convertible, in whole or in part at any time after issuance, into conversion shares in an amount equal to the (i) product of the principal being converting and 110%, divided by (ii) the lower of (A) the closing price on the day prior to the issuance date and (B) the greater of (I) 90% of the lowest daily VWAP (as defined in the Securities Purchase Agreement) during the 10 Trading Days (as defined in the Securities Purchase Agreement) prior to conversion and (II) the Floor Price (as defined in the Securities Purchase Agreement).

Proceeds from the Notes are to be used for general corporate purposes and working capital, with up to US$1.0 million available for debt repayment, share repurchase, or litigation settlement. The Company also agreed to customary restrictions on issuing additional equity or entering into certain subsequent placements during the covenant period.

Conversion of convertible notes

During the six months ended June 30, 2026, JAK completed a series of conversions with an aggregate conversion amount of US$9.7 million. Pursuant to these conversions, the Group issued 4,786,414 Class B ordinary shares at conversion prices ranging from US$1.1 to US$5.0 per share. The fair value of the converted convertible notes was US$13.6 million. The conversions were settled through the issuance of ordinary shares and did not involve any cash outflows. As a result of the conversions, the carrying amount of the converted Notes was derecognized, with the corresponding amount recognized in equity.

As of June 30, 2026, the Initial Note and the Second Note had been fully converted, except that US$0.3 million of the aggregate principal amount remained unconverted and was cancelled pursuant to the applicable conversion arrangements. The Third Note, with an original principal amount of US$2.0 million, remained outstanding and had not been converted as of June 30, 2026.

Accounting for the convertible notes

The Company has elected to recognize the convertible note at fair value and therefore there was no further evaluation of embedded features for bifurcation. The convertible note was recognized at fair value at the issuance date and is measured subsequently at fair value at each reporting date, with changes in fair value recognized in earnings. For the six months ended June 30, 2026, the Company recognized a loss of US$2.0 million from changes in the fair value of the convertible notes.

The Company engaged third party valuation firm to perform the valuation of convertible notes. The fair value of the convertible notes is calculated using the Scenario-based Discounted Cash Flows with Monte Carlo Simulation Model (the “Monte Carlo Model”). The major assumptions used in the Monte Carlo Model are as follows:

	Initial Note Issuance		Reporting date		Second Note Issuance		Third Note Issuance		Reporting date
	December 10, 2025		December 31, 2025		May 14, 2026		June 5, 2026		June 30, 2026
Risk-free interest rate	3.5981%		3.5656%		NA	*	4.1321%		4.1892%
Expected life	2 years		1.94 years		2 years		2 years		1.93 years
Share price	$11.4440		$6.1020		$5.6400		$2.9400		$4.3800
Volatility	65.55%		65.98%		NA	*	63.98%		56.28%
Conversion Multiple Threshold	1.17	x	1.17	x	NA	*	1.22	x	1.22	x

*	As the Second Note was immediately converted into equity upon purchase, the relevant assumptions are not applicable.

Sensitivity Analysis of Convertible Notes

The fair value of the convertible notes is subject to changes in certain key assumptions, among which the conversion multiple threshold is one of the most significant unobservable inputs.

The conversion multiple threshold represents management’s estimate of the level at which conversion is economically rational and directly impacts the probability and timing of conversion events.

The following table presents a sensitivity analysis of the fair value of the convertible notes, assuming changes in the conversion multiple threshold while all other inputs are held constant. The sensitivity range reflects management’s reasonably possible variation in this unobservable input based on internal estimates and market comparables. Amounts are presented in thousands.

Sensitivity analysis of the Initial Note

	1.10x	1.17x	1.20x
As of December 10, 2025	10,613	11,124	11,415
As of December 31, 2025	10,478	11,126	11,415

*	As of June 30, 2026, the First Note had been fully converted into equity. Therefore, there was no outstanding balance of the First Note as of June 30, 2026, and no sensitivity analysis was required.

Sensitivity analysis of the Second Note

As the Second Note was immediately converted into equity upon purchase, there was no outstanding convertible note balance subject to fair value remeasurement. Accordingly, no sensitivity analysis was required.

Sensitivity analysis of the Third Note

	1.20x	1.22x	1.30x
As of June 5, 2026	2,763	2,924	3,026
AS of June 30, 2026	2,983	2,985	3,005